UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2024 (June 5, 2024)

MOUNTAIN & CO. I ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41021	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807		19807
(Address of principal executive offices)		(Zip Code)

+1 302 273 0765

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MCAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MCAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MCAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 5, 2024, Mountain & Co. I Acquisition Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that because the Company had not yet filed its Form 10-Q for the period ended March 31, 2024 (the “Form 10-Q”), the Company was no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “Periodic Filing Rule”).

The Notice states that the Company has 60 calendar days from the date of the Notice to submit a plan to regain compliance with the Periodic Filing Rule. The Company intends to file its Form 10-Q prior to the expiration of the 60-calendar day period and regain compliance with the Periodic Filing Rule. If the Company is unable to file its Form 10-Q prior to such date, the Company intends to submit a compliance plan within the 60-calendar day period and take all reasonable measures available to regain compliance under the Periodic Filing Rule. If Nasdaq accepts the compliance plan, the Company will be granted an extension of up to 180 calendar days from the Form 10-Q’s due date, or until November 18, 2024, to regain compliance with the Periodic Filing Rule. If Nasdaq does not accept the compliance plan, the Company will have the opportunity to appeal the decision to the Nasdaq Hearings Panel. There can be no assurance that the compliance plan will be accepted by Nasdaq or that the Company will be able to regain compliance with the minimum requirements of the Periodic Filing Rule or will otherwise be in compliance with other Nasdaq listing criteria.

The Notice has no immediate effect on the listing of the Company’s Class A ordinary shares, warrants or units on the Nasdaq Capital Market.

The Company intends to file the Form 10-Q as soon as practicable.

Item 7.01 Regulation FD Disclosure.

On June 11, 2024, the Company issued a press release announcing receipt of the Notice. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”),or the Exchange Act.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For example, there can be no assurance that the Company will regain compliance with the Periodic Filing Rule or otherwise meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or that the Company can ultimately meet applicable Nasdaq requirements for any such relief. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to the risks and uncertainties set forth under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on May 23, 2024, as such factors may be updated from time to time in the Company’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made and the Company does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 11, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2024	MOUNTAIN & CO. I ACQUISITION CORP.

	By:	/s/ Alexander Hornung
	Name:	Alexander Hornung
	Title:	Chief Financial Officer